Note 11 - Share Based Compensation	9 Months Ended
Sep. 30, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
11.	Share Based Compensation

During 2007, the Company’s board of directors adopted an Equity Compensation Plan (“the Plan”), under which the Company’s employees, directors or other persons or entities providing significant services to the Company or its subsidiaries are eligible to receive stock-based awards including restricted stock, restricted stock units, unrestricted stock, bonus stock, performance stock and stock appreciation rights. The Plan is administered by the Compensation Committee of the Company’s board of directors and the aggregate number of shares of common stock reserved under this plan cannot exceed 10% of the number of shares of Company’s common stock issued and outstanding at the time any award is granted. The Company’s Board of Directors may terminate the Plan at any time. As of September 30, 2013, a total of 324,766 restricted shares had been granted under the Plan since the first grant in the first quarter of 2007. There were no changes in the status of the Company’s unvested shares for the nine month period ended September 30, 2013.

The remaining unrecognized compensation cost amounting to $292,628 as of September 30, 2013, is expected to be recognized over the remaining period of one year, according to the contractual terms of those nonvested share awards. The share based compensation recognized relating to the unvested shares was $218,870 for the nine month period ended September 30, 2013 (September 30, 2012: $0) and is included in the unaudited condensed consolidated statement of income under the caption “General and administrative expenses”.